UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21326

Cohen & Steers REIT and Preferred Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2015. The net asset value (NAV) at that date was $20.48 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $17.49.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2015
Cohen & Steers REIT and Preferred Income Fund at NAV[a]	–1.50%
Cohen & Steers REIT and Preferred Income Fund at Market Value[a]	–4.18%
FTSE NAREIT Equity REIT Index[b]	–5.67%
BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	2.21%
Blended Benchmark—50% FTSE NAREIT Equity REIT Index/ 50% BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	–1.71%
S&P 500 Index[b]	1.23%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund's portfolio. The Fund's benchmarks do not include below-investment grade securities.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Following a strong start to the year, U.S. real estate investment trusts (REITs) fell back in the second quarter to post negative returns for the six-month period. The group came under pressure amid a difficult combination of mixed economic signals and rising bond yields. Gross domestic product (GDP) contracted at an annualized rate of 0.2% in the first quarter, a sharp contrast with the previous quarter's 2.2% growth. However, other aspects of the U.S. economy were relatively healthy, including job growth, housing activity, bank lending, and consumer confidence and spending.

Sovereign bond yields moved higher in response to generally improving global economic conditions. Better economic data in Europe and Japan helped lift bond yields off record lows reached earlier in the year, and U.S. bond yields rose in tandem, but also in anticipation of a possible Federal Reserve interest-rate hike in 2015. Although rate concerns often weigh on REIT returns in the short term, over longer periods REIT performance has been positively associated with rising rates, both of which tend to be propelled by stronger economic growth.

Returns were negative for most property types, despite continued strong fundamentals for U.S. commercial real estate, as reflected in earnings that generally met high expectations. Health care property REITs (–11.7% total return) were among the poorest performers in the quarter. The sector underperformed due to its perceived bond-like characteristics in a period of rising yields, even as health care REITs have been transitioning to more economically sensitive business models over the years.

The shopping center and regional mall sectors (–8.1% and –6.2%, respectively) underperformed, even as tenants continued to exhibit strong interest in proven assets. Self storage companies (3.7%) were top performers, drawing support from strong earnings, with year-over-year rental growth running as high as 10%. Apartment landlords (0.8%) also outperformed with a gain, amid sustained household formation that has kept demand ahead of supply. Even apartments in markets vulnerable to lower oil prices, such as Houston, have so far shown a fair degree of resilience.

Despite heightened volatility, the REIT market continued to see mergers and acquisitions, including the sale of apartment owner Associated Estates to Brookfield Asset Management, and Blackstone's acquisition of shopping center REIT Excel Trust, both at double-digit premiums to the prevailing share prices. Also of note, Equinix, a data center REIT, announced a $3.6 billion takeover of the U.K.'s Telecity Group. In the office sector (–5.3%), SL Green Realty said that it would purchase a New York City tower for $2.6 billion, in one of New York's largest-ever property deals.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Preferred Securities Advanced

As measured by the BofA Merrill Lynch Fixed-Rate Preferred Securities Index, preferred securities had a total return of 2.2% in the period despite the rise in bond yields that held down U.S. Treasury securities and investment-grade debt. Preferred securities issued by banks outperformed the wider preferred market. Large U.S. banks reported solid first-quarter earnings, with the best results seen in the past several years, cheering equity and credit investors.

In addition to improvements in trading activity, loan growth, and balance sheets, sentiment toward banks was helped by good cost controls and the prospect of loan resets (based on short-term rates) improving bank net interest margins and overall profitability. The performance for the broad banking sector also reflected gains from contingent capital securities (CoCos), which may be classified as debt or preferred securities depending on their place in the capital structure. CoCos have been issued so far primarily by European banks. Demand for the above-average income these securities offer has remained strong, easily absorbing new supply.

Preferreds issued by REITs also posted gains for the period. Good and improving real estate fundamentals continued to enhance REITs' financial profiles, while favorable technical factors—low new supply of REIT preferreds combined with steady demand—also supported the group's performance.

Fund Performance

The Fund had a negative total return for the period. While it outperformed its blended benchmark on a NAV basis, it underperformed based on the market price. Our underweight and stock selection in health care REITs contributed to relative performance, as did stock selection in the apartment and self storage sectors. Stock selection in the office and shopping center sectors detracted from performance.

The Fund's allocation to preferred securities also helped performance compared with the blended benchmark. Security selection in the banking sector was the primary contributor to relative performance, with positive returns from our overweight and out-of-index positions in certain U.S. and European banks, including CoCos. Security selection among real estate preferreds also aided performance.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of options for hedging purposes, as well as forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material effect on the Fund's total return during the six-month period ended June 30, 2015.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), did not have a material effect on the Fund's performance for the six-month period ended June 30, 2015.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Investment Outlook

We expect U.S. economic activity to accelerate after a slow start to the year, with GDP expanding nearly 2.5% in 2015. Continued employment and wage growth should support further strength in consumer confidence, in our view, and we expect to see a more-pronounced benefit from lower gasoline prices in the coming months. These potentially favorable demand trends should be met with continued low levels of new supply in most sectors.

Based on our view of a resumed expansion in the U.S. economy, we believe commercial real estate fundamentals will continue to strengthen, driving further increases in cash flows, net asset values and dividend distributions. This top-down perspective has led us to prefer cyclically sensitive short-lease sectors. However, our bottom-up analysis has also identified companies offering compelling relative value in traditionally noncyclical sectors. Currently, we believe one area of potential opportunity is health care, where certain stocks are trading at discounts to underlying property values for the first time in years.

We believe preferreds remain well positioned relative to other credit sectors, offering securities with high income rates and even tax-advantaged dividend income for U.S. buyers. As well, strong and improving credit fundamentals of many issuers, notably banks, provide potential for further narrowing in credit spreads. We continue to favor higher-income securities with wide credit spreads and lower-duration fixed-to-float structures with significant amounts of call protection, which have the potential to perform well in most interest-rate environments.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN
Portfolio Manager	Portfolio Manager

  JASON YABLON

  Portfolio Manager

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2015, leverage represented 26% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2017, 2018 and 2019c (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	26%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	1.9%[c]
Weighted Average Term on Financing	3.2 years[c]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2015. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

c  On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms by three years expiring in 2020, 2021 and 2022. If the amendment was reflected, the weighted average term on financing would be 5.7 years and the weighted average rate on financing will increase as the extended fixed-rate tranches become effective.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

June 30, 2015
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$46,990,156	3.5
Equity Residential	45,582,783	3.4
Vornado Realty Trust	35,017,494	2.6
SL Green Realty Corp.	32,367,110	2.4
Host Hotels & Resorts	26,961,285	2.0
Extra Space Storage	25,594,676	1.9
Essex Property Trust	22,826,325	1.7
Health Care REIT	22,077,735	1.7
UDR	21,560,418	1.6
Omega Healthcare Investors	19,717,161	1.5

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	66.1%
DIVERSIFIED	5.0%
American Assets Trust[a]		175,367	$6,876,140
Gramercy Property Trust		300,424	7,020,909
Vornado Realty Trust[a,b]		368,877	35,017,494
			48,914,543
HEALTH CARE	7.0%
Health Care REIT[a,b]		336,397	22,077,735
Healthcare Trust of America, Class Aa		402,380	9,637,001
Omega Healthcare Investors		574,342	19,717,161
Physicians Realty Trust		621,761	9,550,249
Ventas[a,b]		118,754	7,373,436
			68,355,582
HOTEL	4.7%
Extended Stay America[a]		473,594	8,889,359
Host Hotels & Resorts[a,b]		1,359,621	26,961,285
Sunstone Hotel Investors[a,b]		661,496	9,929,055
			45,779,699
INDUSTRIALS	2.0%
QTS Realty Trust, Class A		305,320	11,128,914
STAG Industrial		408,934	8,178,680
			19,307,594
OFFICE	9.9%
BioMed Realty Trust[a]		678,504	13,122,267
Brandywine Realty Trust[a]		540,102	7,172,555
Douglas Emmett[a,b]		308,082	8,299,729
Equity Commonwealth[a]		308,353	7,915,422
Kilroy Realty Corp.[a,b]		252,628	16,963,970
Liberty Property Trust		338,519	10,907,082
SL Green Realty Corp.[a,b]		294,541	32,367,110
			96,748,135

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
RESIDENTIAL	13.8%
APARTMENT	12.4%
American Homes 4 Rent, Class Aa,b		231,021	$3,705,577
Apartment Investment & Management Co.[a]		264,535	9,769,278
AvalonBay Communities[a]		65,019	10,394,587
Equity Residential[a,b]		649,605	45,582,783
Essex Property Trust[a]		107,418	22,826,325
Starwood Waypoint Residential Trust		306,079	7,272,437
UDR[a,b]		673,132	21,560,418
			121,111,405
MANUFACTURED HOME	1.4%
Sun Communities		213,633	13,208,928
TOTAL RESIDENTIAL			134,320,333
SELF STORAGE	5.7%
CubeSmart[a,b]		770,854	17,852,979
Extra Space Storage[a,b]		392,436	25,594,676
Sovran Self Storage[a,b]		138,732	12,057,198
			55,504,853
SHOPPING CENTERS	15.3%
COMMUNITY CENTER	5.2%
DDR Corp.[a]		949,842	14,684,557
Ramco-Gershenson Properties Trust[a,b]		557,383	9,096,491
Regency Centers Corp.[a,b]		249,571	14,719,698
Retail Properties of America, Class A		836,509	11,652,570
			50,153,316
FREE STANDING	1.3%
Spirit Realty Capital		1,299,599	12,567,122
REGIONAL MALL	8.8%
General Growth Properties[a,b]		731,479	18,769,751
Macerich Co. (The)[a]		162,713	12,138,390
Pennsylvania REIT		377,207	8,049,597
Simon Property Group[a,b]		271,588	46,990,156
			85,947,894
TOTAL SHOPPING CENTERS			148,668,332

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
SPECIALTY	2.7%
CyrusOne[a]		441,821	$13,011,628
Equinix		53,251	13,525,754
			26,537,382
TOTAL COMMON STOCK (Identified cost—$508,524,009)			644,136,453
PREFERRED SECURITIES—$25 PAR VALUE	24.9%
BANKS	7.2%
Bank of America Corp., 6.50%, Series Y		359,600	9,072,708
BB&T Corp., 5.20%, Series F		99,981	2,300,563
Capital One Financial Corp., 6.25%, Series C		202,803	5,082,243
Citigroup, 6.875%, Series Ka,b		152,243	4,058,798
Farm Credit Bank of Texas, 6.75%, 144Aa,c		63,000	6,534,284
Fifth Third Bancorp, 6.625%, Series I		155,465	4,384,113
First Republic Bank, 5.50%		54,276	1,252,690
Hancock Holding Co., 5.95%, due 6/15/45		65,000	1,556,100
JPMorgan Chase & Co., 5.50%, Series O		135,021	3,193,247
JPMorgan Chase & Co., 6.125%, Series Y		130,000	3,238,300
PNC Financial Services Group, 6.125%, Series Pa		122,500	3,361,400
Regions Financial Corp., 6.375%, Series B		256,532	6,595,438
SunTrust Banks, 5.875%, Series E		100,000	2,434,000
US Bancorp, 6.50%, Series Fa		78,991	2,229,126
Wells Fargo & Co., 5.20%		60,000	1,392,000
Wells Fargo & Co., 5.85%[a]		320,142	8,163,621
Wells Fargo & Co., 6.625%		46,774	1,290,962
Zions Bancorp, 7.90%, Series Fa		95,656	2,657,324
Zions Bancorp, 6.30%, Series G		45,086	1,177,196
			69,974,113
BANKS—FOREIGN	2.0%
Barclays Bank PLC, 7.75%, Series IV (United Kingdom)		100,000	2,591,000
Barclays Bank PLC, 8.125%, Series V (United Kingdom)[a]		250,000	6,500,000
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)[a]		172,192	4,421,891

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
RBS Capital Funding Trust VII, 6.08%, Series G (United Kingdom)		216,000	$5,276,880
			18,789,771
DIVERSIFIED FINANCIAL SERVICES	0.2%
State Street Corp., 5.90%, Series D		77,730	1,995,329
ELECTRIC—INTEGRATED	0.5%
Integrys Energy Group, 6.00%, due 8/1/73[d]		181,652	4,837,393
FINANCE—INVESTMENT BANKER/BROKER	1.6%
Goldman Sachs Group, 6.375%, Series K		62,192	1,615,126
Morgan Stanley, 6.875%[a]		328,076	8,753,068
Morgan Stanley, 6.375%, Series I		208,340	5,304,336
			15,672,530
INDUSTRIALS—CHEMICALS	1.3%
CHS, 6.75%[a]		210,453	5,349,715
CHS, 7.50%, Series 4		74,495	2,014,345
CHS, 7.10%, Series IIa		214,618	5,620,845
			12,984,905
INSURANCE	3.6%
LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Aegon NV, 6.50% (Netherlands)		44,521	1,136,621
MULTI-LINE	2.1%
American Financial Group, 5.75%, due 8/25/42		200,000	5,006,000
American Financial Group, 6.25%, due 9/30/54		139,041	3,534,422
Hanover Insurance Group/The, 6.35%, due 3/30/53		78,400	1,950,592
Hartford Financial Services Group, 7.875%, due 4/15/42[a]		183,052	5,443,966
Kemper Corp., 7.375%, due 2/27/54		8,658	229,437
WR Berkley Corp., 5.625%, due 4/30/53		172,793	4,179,863
			20,344,280
MULTI-LINE—FOREIGN	0.4%
ING Groep N.V., 7.05% (Netherlands)		149,060	3,847,239

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
REINSURANCE	0.3%
Reinsurance Group of America, 6.20%, due 9/15/42		108,573	$2,956,443
REINSURANCE—FOREIGN	0.7%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)		114,309	2,880,587
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)		106,000	2,769,780
Axis Capital Holdings Ltd., 6.875%, Series C (Bermuda)		55,284	1,418,034
			7,068,401
TOTAL INSURANCE			35,352,984
INTEGRATED TELECOMMUNICATIONS SERVICES	0.6%
Qwest Corp., 6.125%, due 6/1/53[a]		105,000	2,614,500
Qwest Corp., 6.875%, due 10/1/54		73,856	1,910,655
Qwest Corp., 7.00%, due 4/1/52		55,429	1,421,754
			5,946,909
REAL ESTATE	7.4%
DIVERSIFIED	1.5%
Coresite Realty Corp., 7.25%, Series A		79,200	2,063,160
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a]		76,536	3,653,063
National Retail Properties, 5.70%, Series E		73,266	1,774,503
NorthStar Realty Finance Corp., 8.50%, Series D		119,300	2,972,956
Wells Fargo Real Estate Investment Corp., 6.375%, Series A		161,588	4,133,421
			14,597,103
FINANCE	0.2%
iStar Financial, 7.80%, Series F		79,630	1,962,879
HOTEL	0.9%
Hersha Hospitality Trust, 6.875%, Series C		134,345	3,486,253
Hospitality Properties Trust, 7.125%, Series D		115,000	2,938,250
Pebblebrook Hotel Trust, 7.875%, Series Aa,b		100,000	2,561,000
			8,985,503

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
INDUSTRIALS	0.6%
Gramercy Property Trust, 7.125%, Series B		151,270	$4,008,655
Monmouth Real Estate Investment Corp., 7.875%, Series B		87,500	2,283,750
			6,292,405
OFFICE	1.1%
American Realty Capital Properties, 6.70%, Series Fa,b		323,710	7,772,277
Corporate Office Properties Trust, 7.375%, Series La,b		100,000	2,630,000
			10,402,277
RESIDENTIAL—MANUFACTURED HOME	0.3%
Campus Crest Communities, 8.00%, Series A		56,175	1,390,331
Equity Lifestyle Properties, 6.75%, Series C		60,843	1,575,834
			2,966,165
SELF STORAGE	0.3%
Public Storage, 5.375%, Series V		107,703	2,520,250
SHOPPING CENTERS	2.3%
COMMUNITY CENTER	1.5%
Cedar Realty Trust, 7.25%, Series Ba		219,000	5,584,500
DDR Corp., 6.50%, Series J		60,000	1,527,300
Inland Real Estate Corp., 8.125%, Series A		135,000	3,523,500
Inland Real Estate Corp., 6.95%, Series B		70,360	1,829,360
Saul Centers, 6.875%, Series C		79,140	2,078,216
			14,542,876
REGIONAL MALL	0.8%
CBL & Associates Properties, 7.375%, Series Da		324,982	8,166,798
TOTAL SHOPPING CENTERS			22,709,674
SPECIALTY	0.2%
Digital Realty Trust, 7.375%, Series H		60,000	1,615,800
TOTAL REAL ESTATE			72,052,056

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
TRANSPORT—MARINE—FOREIGN	0.2%
Seaspan Corp., 9.50%, Series C (Hong Kong)[a]		40,786	$1,053,502
Teekay Offshore Partners LP, 7.25%, Series A (Marshall Islands)		20,842	425,177
			1,478,679
UTILITIES	0.3%
SCE Trust III, 5.75%		112,175	2,986,099
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$230,042,375)			242,070,768
PREFERRED SECURITIES—CAPITAL SECURITIES	42.0%
BANKS	11.8%
AgriBank FCB, 6.875%		38,000	4,001,875
Bank of America Corp., 6.10%, Series AA		4,282,000	4,233,828
Bank of America Corp., 6.50%, Series Z		6,450,000	6,683,812
Citigroup, 5.875%, Series O		3,950,000	3,963,628
Citigroup, 5.95%, Series P		5,100,000	4,928,895
Citigroup Capital III, 7.625%, due 12/1/36[a]		4,700,000	5,767,765
Citizens Financial Group, 5.50%, 144Ac		1,400,000	1,364,125
CoBank ACB, 6.25%, 144Aa,c		33,000	3,400,033
CoBank ACB, 6.125%, Series Ga		46,500	4,339,031
Farm Credit Bank of Texas, 10.00%, Series Ia		6,000	7,456,875
Goldman Sachs Capital I, 6.345%, due 2/15/34[a]		2,450,000	2,849,759
Goldman Sachs Capital II, 4.00%, (FRN)[a]		3,340,000	2,550,925
Goldman Sachs Group/The, 5.375%, Series M		2,581,000	2,552,996
Huntington Bancshares, 8.50%, Series A (Convertible)[a]		3,212	4,304,080
JPMorgan Chase & Co., 7.90%, Series Ia,b		13,000,000	13,767,000
JPMorgan Chase & Co., 6.75%, Series Sa		5,900,000	6,311,112
JPMorgan Chase & Co., 6.125%, Series U		1,900,000	1,910,165
JPMorgan Chase & Co., 6.10%, Series X		2,000,000	2,009,500
JPMorgan Chase & Co., 5.30%, Series Z		2,300,000	2,288,730
PNC Financial Services Group, 6.75%[a,b]		6,275,000	6,957,406
Wells Fargo & Co., 7.98%, Series Ka,b		11,975,000	12,992,875
Wells Fargo & Co., 5.90%, Series S		2,255,000	2,266,275
Wells Fargo & Co., 5.875%, Series U		3,870,000	3,966,944
Zions Bancorp, 7.20%, Series J		3,997,000	4,256,805
			115,124,439

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
BANKS—FOREIGN	13.9%
Baggot Securities Ltd., 10.24%, 144A (EUR) (Ireland)[c]		2,474,000	$2,851,639
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)		3,400,000	3,663,500
Banco Bilbao Vizcaya Argentaria SA, 6.75%, (EUR) (Spain)		3,200,000	3,556,199
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)[a]		3,375,000	3,849,778
Barclays Bank PLC, 6.86%, 144A (United Kingdom)[a,c]		4,300,000	4,837,500
Barclays PLC, 8.00% (United Kingdom) (EUR)		2,050,000	2,433,995
Barclays PLC, 8.25% (United Kingdom)[a]		5,320,000	5,628,347
BBVA Bancomer SA Texas, 6.75%, due 9/30/22, 144A (Mexico)[c]		2,800,000	3,090,500
BNP Paribas, 7.195%, 144A (France)[a,c]		3,300,000	3,902,250
Credit Agricole SA, 7.875%, 144A (France)[c]		3,509,000	3,618,281
Credit Suisse AG, 6.50%, due 8/8/23, 144A (Switzerland)[c]		2,000,000	2,192,222
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[a,c]		4,005,000	4,182,245
Deutsche Bank AG, 7.50% (Germany)[a,b]		6,400,000	6,392,000
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[a,c]		7,235,906	9,053,927
HBOS Capital Funding LP, 6.85% (United Kingdom)		3,300,000	3,376,441
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[c]		8,442,000	12,895,155
HSBC Holdings PLC, 6.375% (United Kingdom)		4,400,000	4,416,500
HSBC Holdings PLC, 6.375% (United Kingdom)		4,400,000	4,433,000
Itau Unibanco Holding SA/Cayman Island, 5.50%, due 8/6/22, 144A (Brazil)[c]		1,800,000	1,819,800
Lloyds Banking Group PLC, 7.50% (United Kingdom)[a]		7,366,000	7,605,395
Nationwide Building Society, 10.25% (GBP) (United Kingdom)		4,790,000	9,658,560

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
Rabobank Nederland, 8.40% (Netherlands)		3,000,000	$3,248,706
Rabobank Nederland, 11.00%, 144A (Netherlands)[a,c]		5,800,000	7,373,250
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)[a]		5,691,000	7,113,750
Standard Chartered PLC, 6.50%, 144A (United Kingdom)[c]		3,600,000	3,634,657
Standard Chartered PLC, 7.014%, 144A (United Kingdom)[a,c]		2,250,000	2,493,293
UBS AG, 7.625%, due 8/17/22 (Switzerland)[a]		1,750,000	2,053,882
UBS Group AG, 7.00% (Switzerland)		4,400,000	4,477,000
UBS Group AG, 7.125% (Switzerland)		1,600,000	1,668,560
			135,520,332
FINANCE—DIVERSIFIED FINANCIAL SERVICES	2.6%
Depository Trust & Clearing Corp/The, 4.875%, Series C, 144Ac		3,000,000	2,992,500
General Electric Capital Corp., 7.125%, Series Aa,b		11,000,000	12,705,000
General Electric Capital Corp., 6.25%, Series Ba,b		5,600,000	6,132,000
State Street Corp., 5.25%, Series F		3,005,000	3,023,781
			24,853,281
FOOD	0.7%
Dairy Farmers of America, 7.875%, 144Ac,e		68,100	7,165,400
INSURANCE	9.5%
LIFE/HEALTH INSURANCE	2.2%
MetLife, 5.25%, Series C		3,602,000	3,579,488
MetLife Capital Trust X, 9.25%, due 4/8/68, 144Aa,b,c		8,065,000	11,351,487
Principal Financial Group, 4.70%, due 5/15/55		4,100,000	4,089,750
Prudential Financial, 5.375%, due 5/15/45		2,486,000	2,454,925
			21,475,650

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
LIFE/HEALTH INSURANCE—FOREIGN	1.9%
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (Japan)[c]		3,400,000	$3,604,000
La Mondiale Vie, 7.625% (France)		5,700,000	6,190,565
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)[c]		4,400,000	4,625,500
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)[a,c]		3,800,000	4,317,750
			18,737,815
MULTI-LINE	0.9%
American International Group, 8.175%, due 5/15/68, (FRN)		2,723,000	3,612,060
MetLife, 10.75%, due 8/1/69[a]		3,000,000	4,867,500
			8,479,560
MULTI-LINE—FOREIGN	1.0%
Aviva PLC, 8.25% (United Kingdom)		2,700,000	2,953,743
AXA SA, 8.60%, due 12/15/30 (France)[a,b]		1,800,000	2,421,279
AXA SA, 6.463%, 144A (France)[a,c]		4,050,000	4,141,125
			9,516,147
PROPERTY CASUALTY	0.7%
Liberty Mutual Group, 7.80%, due 3/7/87, 144Aa,c		6,150,000	7,303,125
PROPERTY CASUALTY—FOREIGN	2.1%
Atradius Finance BV, 5.25%, due 9/23/44 (EUR) (Netherlands)		3,200,000	3,367,595
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)[a,c]		3,750,000	4,382,812
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144A (Australia)[a,c]		3,800,000	4,217,103
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)		4,503,000	4,750,665
RL Finance Bonds No. 2 PLC, 6.125%, due 11/30/43 (GBP) (United Kingdom)		2,650,000	4,388,446
			21,106,621

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
REINSURANCE—FOREIGN	0.7%
Aquarius + Investments PLC, 8.25% (Switzerland)		6,000,000	$6,510,000
TOTAL INSURANCE			93,128,918
INTEGRATED TELECOMMUNICATIONS SERVICES	0.8%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[a,c]		6,254	7,729,553
PIPELINES	0.5%
Enterprise Products Operating LLC, 7.034%, due 1/15/68, Series Ba		2,150,000	2,316,625
Transcanada Trust, 5.625%, due 5/20/75 (Canada)		2,520,000	2,554,242
			4,870,867
UTILITIES	2.2%
ELECTRIC UTILITIES	0.6%
FPL Group Capital, 7.30%, due 9/1/67, Series Da		5,200,000	5,400,928
ELECTRIC UTILITIES—FOREIGN	0.8%
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[a,c]		7,010,000	8,070,263
MULTI-UTILITIES	0.8%
Dominion Resources, 5.75%, due 10/1/54[a]		3,883,000	4,057,661
Dominion Resources, 7.50%, due 6/30/66, Series Aa,b		1,914,000	1,813,515
PPL Capital Funding, 6.70%, due 3/30/67, Series A		2,000,000	1,766,924
			7,638,100
TOTAL UTILITIES			21,109,291
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$373,140,076)			409,502,081

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS—INTEGRATED TELECOMMUNICATIONS SERVICES	0.7%
Embarq Corp., 7.995%, due 6/1/36		$3,210,000	$3,566,952
Frontier Communications Corp., 9.00%, due 8/15/31[a]		3,000,000	2,745,000
TOTAL CORPORATE BONDS (Identified cost—$6,540,182)			6,311,952
		Number of Shares
SHORT-TERM INVESTMENTS	0.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[f]		7,900,000	7,900,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,900,000)			7,900,000
TOTAL INVESTMENTS (Identified cost—$1,126,146,642)	134.5%		1,309,921,254
LIABILITIES IN EXCESS OF OTHER ASSETS	(34.5)		(335,970,578)
NET ASSETS (Equivalent to $20.48 per share based on 47,566,736 shares of common stock outstanding)	100.0%		$973,950,676

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's credit agreement. $715,458,239 in aggregate has been pledged as collateral.

b  A portion of the security has been rehypothecated in connection with the Fund's credit agreement. $300,230,619 in aggregate has been rehypothecated.

c  Resale is restricted to qualified institutional investors. Aggregate holdings equal 14.7% of the net assets of the Fund, of which 0.7% are illiquid.

d  A portion of the security is segregated as collateral for open forward foreign currency exchange contracts. $1,065,200 in aggregate has been segregated as collateral.

e  Illiquid security. Aggregate holdings equal 0.7% of the net assets of the Fund.

f  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2015 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	11,268,385	USD	12,359,953	7/2/15	$(202,601)
Brown Brothers Harriman	GBP	9,094,140	USD	13,875,630	7/2/15	(413,537)
Brown Brothers Harriman	USD	14,299,535	GBP	9,094,140	7/2/15	(10,368)
Brown Brothers Harriman	USD	12,552,755	EUR	11,268,385	7/2/15	9,799
Brown Brothers Harriman	EUR	10,970,160	USD	12,224,411	8/4/15	(10,892)
Brown Brothers Harriman	GBP	8,946,338	USD	14,062,588	8/4/15	8,801
						$(618,798)

Glossary of Portfolio Abbreviations

EUR  Euro Currency
FRN  Floating Rate Note
GBP  Great British Pound
REIT  Real Estate Investment Trust
USD  United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,126,146,642)	$1,309,921,254
Cash	7,909,538
Foreign currency, at value (Identified cost—$386,078)	385,722
Receivable for:
Investment securities sold	12,981,019
Dividends and interest	9,145,170
Unrealized appreciation on forward foreign currency exchange contracts	18,600
Other assets	136,794
Total Assets	1,340,498,097
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	637,398
Payable for:
Credit agreement	350,000,000
Investment securities purchased	13,531,340
Dividends declared	748,452
Investment management fees	726,002
Fund shares redeemed	703,850
Administration fees	61,115
Interest expense	36,045
Directors' fees	171
Other liabilities	103,048
Total Liabilities	366,547,421
NET ASSETS	$973,950,676
NET ASSETS consist of:
Paid-in capital	$830,232,168
Dividends in excess of net investment income	(11,970,459)
Accumulated net realized loss	(27,464,652)
Net unrealized appreciation	183,153,619
$973,950,676
NET ASSET VALUE PER SHARE:
($973,950,676 ÷ 47,566,736 shares outstanding)	$20.48
MARKET PRICE PER SHARE	$17.49
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(14.60)%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividend income	$16,960,144
Interest income	12,462,356
Rehypothecation income	36,276
Total Investment Income	29,458,776
Expenses:
Investment management fees	4,530,479
Interest expense	3,259,730
Administration fees	474,739
Custodian fees and expenses	70,106
Shareholder reporting expenses	69,133
Line of credit fees	50,534
Professional fees	48,940
Directors' fees and expenses	31,924
Transfer agent fees and expenses	10,452
Registration and filing fees	4,543
Miscellaneous	49,030
Total Expenses	8,599,610
Net Investment Income	20,859,166
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	45,706,828
Written option contracts	(854,229)
Foreign currency transactions	2,045,439
Net realized gain	46,898,038
Net change in unrealized appreciation (depreciation) on:
Investments	(86,376,795)
Written option contracts	69,257
Foreign currency translations	(1,075,169)
Net change in unrealized appreciation (depreciation)	(87,382,707)
Net realized and unrealized loss	(40,484,669)
Net Decrease in Net Assets Resulting from Operations	$(19,625,503)

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
Change in Net Assets:
From Operations:
Net investment income	$20,859,166	$46,069,917
Net realized gain	46,898,038	95,626,490
Net change in unrealized appreciation (depreciation)	(87,382,707)	98,347,098
Net increase (decrease) in net assets resulting from operations	(19,625,503)	240,043,505
Dividends to Shareholders from Net Investment Income	(35,289,500)	(61,623,000)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(3,824,582)	—
Total increase (decrease) in net assets	(58,739,585)	178,420,505
Net Assets:
Beginning of period	1,032,690,261	854,269,756
End of period[a]	$973,950,676	$1,032,690,261

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $11,970,459 and $2,459,875, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2015 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(19,625,503)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(264,094,364)
Net purchases, sales and maturities of short-term investments	(6,400,000)
Net amortization of premium	321,747
Proceeds from sales and maturities of long-term investments	293,522,894
Net decrease in dividends and interest receivable and other assets	252,024
Net decrease in interest expense payable, accrued expenses and other liabilities	(141,335)
Decrease in premiums received from written option contracts	(1,659,960)
Net change in unrealized appreciation on written option contracts	(69,257)
Net change in unrealized depreciation on investments	86,376,795
Net change in unrealized depreciation on forward foreign currency exchange contracts	1,113,132
Net realized gain on investments	(45,706,828)
Cash provided by operating activities	43,889,345
Cash Flows from Financing Activities:
Decrease in net assets from Fund share transactions	(3,120,732)
Dividends paid	(35,225,083)
Cash used for financing activities	(38,345,815)
Increase in cash	5,543,530
Cash at beginning of period	2,751,730
Cash at end of period (including foreign currency)	$8,295,260

Supplemental Disclosure of Cash Flow Information:

During the six months ended June 30, 2015, interest paid was $3,259,683.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.62	$17.88	$18.37	$15.34	$15.63	$12.83
Income (loss) from investment operations:
Net investment income	0.44 [a]	0.96 [a]	0.83 [a]	0.95 [a]	1.21	1.02
Net realized and unrealized gain (loss)	(0.85)	4.07 [b]	(0.13)[c]	3.28	(0.30)	2.76
Total from investment operations	(0.41)	5.03	0.70	4.23	0.91	3.78
Less dividends to shareholders from:
Net investment income	(0.74)	(1.29)	(1.20)	(1.20)	(1.20)	(1.00)
Total dividends to shareholders	(0.74)	(1.29)	(1.20)	(1.20)	(1.20)	(1.00)
Anti-dilutive effect from the issuance of reinvested shares	—	—	—	—	0.00 [d]	—
Anti-dilutive effect from the repurchase of shares	0.01	—	0.01	—	—	0.02
Net increase (decrease) in net asset value	(1.14)	3.74	(0.49)	3.03	(0.29)	2.80
Net asset value, end of period	$20.48	$21.62	$17.88	$18.37	$15.34	$15.63
Market value, end of period	$17.49	$18.99	$15.70	$16.99	$14.15	$14.29
Total net asset value return[e]	–1.50%[f,g]	29.87%	4.48%	28.45%	6.46%	31.63%
Total market value return[e]	–4.18%[f]	29.91%	–0.80%	28.79%	7.41%	49.18%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2015	2014	2013	2012	2011	2010
Net assets, end of period (in millions)	$974.0	$1,032.7	$854.3	$883.1	$737.7	$750.9
Ratio of expenses to average daily net assets	1.64%[h]	1.71%	1.82%	1.63%	1.72%	1.87%
Ratio of expenses to average daily net assets (excluding interest expense)	1.02%[h]	1.03%	1.10%	1.10%	1.13%	1.22%
Ratio of net investment income to average daily net assets	3.99%[h]	4.76%	4.38%	5.45%	5.62%	6.08%
Ratio of expenses to average daily managed assets[i]	1.23%[h]	1.26%	1.31%	1.15%	1.18%	1.26%
Portfolio turnover rate	20%[f]	54%	51%	49%	52%	66%
Revolving Credit Agreement:
Asset coverage ratio for revolving credit agreement	378%	395%	344%	352%	311%	315%[j]
Asset coverage per $1,000 for revolving credit agreement	$3,783	$3,951	$3,441	$3,523	$3,108	$3,145

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.99 and the total return on an net asset value (NAV) basis would have been 29.58%.

c  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(0.17) and the total return on an NAV basis would have been 4.33%.

d  Amount is less than $0.005.

e  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

f  Not annualized.

g  The NAV disclosed in the June 30, 2015 semi-annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on June 30, 2015. The total return reported is based on the unadjusted NAV.

h  Annualized.

i  Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

j  For the period June 1, 2009 through June 15, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers REIT and Preferred Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a sale on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists,

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2015.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$644,136,453	$644,136,453	$—	$—
Preferred Securities— $25 Par Value:
Banks	69,974,113	63,439,829	6,534,284	—
Other Industries	172,096,655	172,096,655	—	—
Preferred Securities— Capital Securities:
Banks	115,124,439	4,304,080	110,820,359	—
Food	7,165,400	—	—	7,165,400
Other Industries	287,212,242	—	287,212,242	—
Corporate Bonds	6,311,952	—	6,311,952	—
Short-Term Investments	7,900,000	—	7,900,000	—
Total Investments[a]	$1,309,921,254	$883,977,017	$418,778,837	$7,165,400	[b]

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices In Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Forward foreign currency exchange contracts	$18,600	$—	$18,600	$—
Total Appreciation in Other Financial Instruments[a]	$18,600	$—	$18,600	$—
Forward foreign currency exchange contracts	$(637,398)	$—	$(637,398)	$—
Total Depreciation in Other Financial Instruments[a]	$(637,398)	$—	$(637,398)	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

b  Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities—Capital Securities—Banks	Preferred Securities—Capital Securities—Food
Balance as of December 31, 2014	$14,621,194	$7,338,750	$7,282,444
Change in unrealized appreciation (depreciation)	1,081	118,125	(117,044)
Transfers out of Level 3[a]	(7,456,875)	(7,456,875)	—
Balance as of June 30, 2015	$7,165,400	$—	$7,165,400

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2015 which were valued using significant unobservable inputs (Level 3) amounted to $(117,044).

a  As of December 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2015, the Fund used significant observable inputs in determining the value of the same investments.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At June 30, 2015, the Fund did not have any option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund up to $1 billion, 0.04% of the average daily managed assets of the Fund in excess of $1 billion and up to $1.5 billion and 0.02% of the average daily managed assets of the Fund in excess of $1.5 billion. For the six months ended June 30, 2015, the Fund incurred $377,977 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $8,510 for the six months ended June 30, 2015.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2015, totaled $277,479,620 and $301,203,889, respectively.

Transactions in written option contracts during the six months ended June 30, 2015, were as follows:

	Number of Contracts	Premiums
Written option contracts outstanding at December 31, 2014	18,444	$1,659,960
Option contracts expired	(9,222)	(977,532)
Option contracts terminated in closing transactions	(9,222)	(682,428)
Written option contracts outstanding at June 30, 2015	—	$—

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2015 and the effect of derivatives held during the six months ended June 30, 2015, along with the respective location in the financial statements. The volume of activity for written option contracts for the six months ended June 30, 2015 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Forward foreign currency exchange contracts[a]	Unrealized appreciation	$18,600	Unrealized depreciation	$637,398

a  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	$2,076,574	$(1,113,132)
Written option contracts	Net Realized and Unrealized Gain (Loss)	(854,229)	69,257

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund's forward foreign currency exchange contracts activity during the six months ended June 30, 2015:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$26,375,429
Ending Notional Amount	26,286,999

Note 5. Income Tax Information

As of June 30, 2015 the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$1,126,146,642
Gross unrealized appreciation	$203,435,674
Gross unrealized depreciation	(19,661,062)
Net unrealized appreciation	$183,774,612

As of December 31, 2014, the Fund had a net capital loss carryforward of $72,374,815, which may be used to offset future capital gains. These losses are comprised of short-term capital loss carryovers, which will expire on December 31, 2017. In addition, the Fund incurred net ordinary loss of $48,947, that it has elected to treat as arising in the following fiscal year.

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 9, 2014, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2015, through December 31, 2015.

During the six months ended June 30, 2015, the Fund repurchased 203,031 Treasury shares of its common stock at an average price of $18.84 per share (including brokerage commissions) at a weighted average discount of 13.8%. These repurchases, which had a total cost of $3,824,582, resulted in an increase of $0.01 to the Fund's net asset value per share. During the year ended December 31, 2014, the Fund did not effect any repurchases.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $350,000,000. The Fund also pays a fee of 0.55% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

On February 24, 2015, the Fund entered into an amendment to the credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed rate tranches of the credit agreement by three years to 2020, 2021 and 2022, respectively. The new rates will increase and become effective upon maturity date of the current fixed rate tranches. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of June 30, 2015, the Fund had outstanding borrowings of $350,000,000. During the six months ended June 30, 2015, the Fund borrowed an average daily balance of $350,000,000 at a weighted average borrowing cost of 1.9%. As of June 30, 2015, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $300,230,619. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at June 30, 2015. During the six months ended June 30, 2015, the Fund earned $36,276 in fees from rehypothecated securities.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers REIT and Preferred Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 23, 2015. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	39,155,451.324	1,598,816.183
Robert H. Steers	39,197,201.564	1,557,065.943
C. Edward Ward, Jr.	39,168,248.720	1,586,018.787

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2015) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (6/27/03)	One Year	Five Years	Ten Years	Since Inception (6/27/03)
6.99%	17.84%	7.14%	9.53%	4.60%	19.26%	6.69%	7.69%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the Management Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 9, 2015 and at a meeting held in person on June 16, 2015, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2016 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Manager when evaluating the Fund's performance and fees and expenses; the Investment Manager believes the supplemental peer group is more representative of the Fund's investment strategy. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund's dual focus on REITs and preferred securities is uncommon and as a result, the Peer Funds generally consisted of real-estate only or preferred-only funds, making it difficult to make quantitative comparisons of the Fund's performance with that of the Peer Funds. The Board of Directors noted that the Fund outperformed the Peer Funds' medians for the one-, three-, five- and ten-year periods ended March 31, 2015, ranking in the first quintile for each period. The Board of Directors noted that the Fund outperformed its blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2015. The Board of Directors further considered the Fund's performance versus a peer group compiled by the Investment Manager, and noted that the Fund outperformed the median performance of those funds for the one-, three-, five- and ten-year periods ended March 31, 2015, ranking three out of seven, two out of seven, one out of seven and two out of six, respectively. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager's performance in managing other funds investing in real estate and preferred securities. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees at managed and common asset levels and contractual management fee at managed asset levels were lower than the Peer Funds' medians, ranking in the first, second, and first quintiles, respectively. The Board of Directors noted that the Fund's total expense ratios including investment-related expenses at managed and common asset levels were higher than the Peer Funds' medians, ranking in the fifth and fourth quintiles, respectively. The Board of Directors also noted that the Fund's total expense ratios excluding investment-related expenses were lower than the Peer Funds' medians at managed and common asset levels, ranking in the first quintile for each. The Board of Directors further considered the Fund's fees and expenses versus the peer group compiled by the Investment Manager, and noted that the Fund's actual management fees at managed and common asset levels and contractual management fees at managed asset levels were lower than the Investment Manager's peer group medians, ranking two out of seven for each. The Fund's net expense ratio including investment-related expenses at managed asset levels was higher than the Investment Manager's peer group median, ranking five out of seven,

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

and lower than the Investment Manager's peer group median at common asset levels, ranking two out of seven. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

William F. Scapell
Vice President

Thomas N. Bohjalian
Vice President

Yigal D. Jhirad
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RNP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REIT AND PREFERRED INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

RNPSAR

Semiannual Report June 30, 2015

Cohen & Steers REIT and Preferred Income Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total number of shares purchased	Average price paid per share	Total number of shares purchased as part of publicly announced plans or programs	Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs
1/1/15 to 1/31/15	N/A	N/A	N/A	4,776,977
2/1/15 to 2/28/15	N/A	N/A	N/A	4,776,977
3/1/15 to 3/31/15	N/A	N/A	N/A	4,776,977
4/1/15 to 4/30/15	155,107	$19.21	155,107	4,621,870
5/01/15 to 5/31/15	7,400	$19.00	7,400	4,614,470
6/01/15 to 6/30/15	40,524	$17.37	40,524	4,573,946
Total	203,031	$18.84	203,031	4,573,946

Note: On December 9, 2014, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2015 through December 31, 2015.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 4, 2015